Exhibit 99.1

Star Equity Holdings, Inc. Appoints John Gildea to its Board of Directors

Old Greenwich, CT – August 6, 2021 - Star Equity Holdings, Inc. (Nasdaq: STRR; STRRP) (“Star Equity” or the “Company”), a diversified, multi-industry holding company with three business divisions, Healthcare, Construction, and Investments, announced today the appointment of John W. Gildea to its Board of Directors, effective immediately. Mr. Gildea’s appointment as independent director expands Star Equity’s Board to six members. Mr. Gildea will also serve on the Audit Committee.

Mr. Gildea brings over three decades of experience investing in special situation debt and equity of small to middle market companies. He is the founding partner of Gildea Management Co., a firm focused on sponsoring special situation investments in public and private companies in the United States and Central Europe. His previous experience includes a joint venture of Gildea Management with J.O. Hambro Capital Management Co. to manage accounts targeting high yield debt and small capitalization equities. He was also founder of Latona Europe, a joint venture based in Prague seeking restructuring opportunities in Central Europe. Before forming Gildea Management, Mr. Gildea managed the Corporate Services Group at Donaldson, Lufkin and Jenrette, an investment banking firm.

Throughout his extensive career, Mr. Gildea has served on a range of public and private corporate boards. Previously, he served on the board and board committees of the following companies: America Service Group, Inc.; Amdura Corp.; American Healthcare Management, Inc.; America Opportunities Fund; Country Pure Juice; Gentek, Inc.; General Chemical Group, Inc.; Hain Food Group, Inc.; International Textile Group, Inc.; Konover Property Trust, Inc.; Misonix, Inc.; Shearers Foods; Sothic Capital, Sterling Chemicals, Inc.; Trident North Atlantic Fund, and UNC, Inc.

Mr. Gildea received a Bachelor of Arts degree from the University of Pittsburgh.

“We are excited and pleased to welcome John to our Board of Directors. John’s considerable experience as a domestic and international investor and as a board member at US public and private companies makes him an excellent addition to our board. We welcome his insight and wisdom,” said Jeff Eberwein, Star Equity’s Executive Chairman.

Mr. Gildea added, “I am grateful for the opportunity to join Star Equity’s Board of Directors and look forward to working with my fellow directors in driving Star Equity’s growth strategy.”

About Star Equity Holdings, Inc.

Star Equity Holdings, Inc. is a diversified holding entity with three divisions: Healthcare, Construction, and Investments.

Healthcare

Our Healthcare division designs, manufactures, and distributes diagnostic medical imaging products and provides mobile imaging services. Our Healthcare division operates in two businesses: (i) diagnostic services and (i) diagnostic imaging. The diagnostic services business offers imaging services to healthcare providers as an outsourced alternative to purchasing and operating their own equipment. The diagnostic imaging business develops, sells, and maintains solid-state gamma cameras.

Construction

Our Construction division manufactures modular housing units for commercial and residential real estate projects and operates in two businesses: (i) modular building manufacturing and (ii) structural wall panel and wood foundation manufacturing, including building supply distribution operations for professional builders.

Investments

Our Investments division manages and finances the Company’s real estate assets and investments.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:
Star Equity Holdings, Inc.	The Equity Group
Jeffrey E. Eberwein	Lena Cati
Executive Chairman	Vice President
203-489-9501	212-836-9611
admin@starequity.com	lcati@equityny.com